                             SERVICER'S CERTIFICATE
                       AMERICAN HONDA FINANCE CORPORATION
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2002-1 Owner Trust
                           1/1/2005 through 1/31/2005

                                                                          PAGE 1

I. ORIGINAL DEAL PARAMETER INPUTS
---------------------------------
     (A) Total Portfolio Balance                                                                            $2,082,211,927.51
     (B) Total Securities Balance                                                                           $2,082,211,927.51
     (C) Class A-1 Notes
         (i)   Class A-1 Notes Balance                                                                        $559,000,000.00
         (ii)  Class A-1 Notes Percentage (C(i)/B)                                                                      26.85%
         (iii) Class A-1 Notes Rate                                                                                   1.82000%
         (iv)  Class A-1 Notes Accrual Basis                                                                       Actual/360
     (D) Class A-2 Notes
         (i)   Class A-2 Notes Balance                                                                        $472,000,000.00
         (ii)  Class A-2 Notes Percentage (D(i)/B)                                                                      22.67%
         (iii) Class A-2 Notes Rate                                                                                     2.550%
         (iv)  Class A-2 Notes Accrual Basis                                                                           30/360
     (E) Class A-3 Notes
         (i)   Class A-3 Notes Balance                                                                        $696,000,000.00
         (ii)  Class A-3 Notes Percentage (E(i)/B)                                                                      33.43%
         (iii) Class A-3 Notes Rate                                                                                     3.500%
         (iv)  Class A-3 Notes Accrual Basis                                                                           30/360
     (F) Class A-4 Notes
         (i)   Class A-4 Notes Balance                                                                        $303,156,000.00
         (ii)  Class A-4 Notes Percentage (F(i)/B)                                                                      14.56%
         (iii) Class A-4 Notes Rate                                                                                     4.220%
         (iv)  Class A-4 Notes Accrual Basis                                                                           30/360
     (G) Certificates
         (i)   Certificates Balance                                                                            $52,055,927.51
         (ii)  Certificates Percentage (G(i)/B)                                                                          2.50%
         (iii) Certificates Rate                                                                                        4.220%
         (iv)  Certificates Accrual Basis                                                                              30/360
     (H) Servicing Fee Rate                                                                                              1.00%
     (I) Portfolio Summary
         (i)   Weighted Average Coupon (WAC)                                                                             6.66%
         (ii)  Weighted Average Original Maturity (WAOM)                                                                55.66 months
         (iii) Weighted Average Remaining Maturity (WAM)                                                                46.82 months
         (iv)  Number of Receivables                                                                                  149,463
     (J) Reserve Fund
         (i)   Reserve Account Initial Deposit Percentage                                                                0.50%
         (ii)  Reserve Account Initial Deposit                                                                 $10,411,059.64
         (iii) Specified Reserve Account Percentage                                                                      0.75%
         (iv)  Specified Reserve Account Balance                                                               $10,411,059.64
     (K) Yield Supplement Account Deposit                                                                       $1,570,025.47

II. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
-------------------------------------------------
     (A) Total Portfolio Balance                                                                              $247,269,469.27
     (B) Total Securities Balance                                                                             $247,269,469.27
     (C) Cumulative Note and Certificate Pool Factor                                                                0.1187533
     (D) Class A-1 Notes
         (i)   Class A-1 Notes Balance                                                                                  $0.00
         (ii)  Class A-1 Notes Pool Factor                                                                          0.0000000
         (iii) Class A-1 Notes Interest Carryover Shortfall                                                             $0.00
         (iv)  Class A-1 Notes Principal Carryover Shortfall                                                            $0.00
     (E) Class A-2 Notes
         (i)   Class A-2 Notes Balance                                                                                  $0.00
         (ii)  Class A-2 Notes Pool Factor                                                                          0.0000000
         (iii) Class A-2 Notes Interest Carryover Shortfall                                                             $0.00
         (iv)  Class A-2 Notes Principal Carryover Shortfall                                                            $0.00
     (F) Class A-3 Notes
         (i)   Class A-3 Notes Balance                                                                                  $0.00
         (ii)  Class A-3 Notes Pool Factor                                                                          0.0000000
         (iii) Class A-3 Notes Interest Carryover Shortfall                                                             $0.00
         (iv)  Class A-3 Notes Principal Carryover Shortfall                                                            $0.00
     (G) Class A-4 Notes
         (i)   Class A-4 Notes Balance                                                                        $237,335,416.14
         (ii)  Class A-4 Notes Pool Factor                                                                          0.7828821
         (iii) Class A-4 Notes Interest Carryover Shortfall                                                             $0.00
         (iv)  Class A-4 Notes Principal Carryover Shortfall                                                            $0.00
     (H) Certificates
         (i)   Certificates Balance                                                                             $9,934,053.13
         (ii)  Certificates Pool Factor                                                                             0.1908342
         (iii) Certificates Interest Carryover Shortfall                                                                $0.00
         (iv)  Certificates Principal Carryover Shortfall                                                               $0.00
     (I) Servicing Fee
         (i)   Servicing Fee Shortfall                                                                                  $0.00
     (J) End of Prior Month Account Balances
         (i)   Reserve Account                                                                                 $10,411,059.64
         (ii)  Yield Supplement Account                                                                                $17.66
         (iii) Payahead Account                                                                                         $0.00
         (iv)  Advances Outstanding                                                                               $417,573.41
     (K) Portfolio Summary as of End of Prior Month
         (i)   Weighted Average Coupon (WAC)                                                                             6.85%
         (ii)  Weighted Average Remaining Maturity (WAM)                                                                17.02 months
         (iii) Number of Receivables                                                                                   49,469
     (L) Note and Certificate Principal Distribution Percentages
         (i)   Note Percentage                                                                                          96.58%
         (ii)  Certificate Percentage                                                                                    3.42%

                             SERVICER'S CERTIFICATE
                       AMERICAN HONDA FINANCE CORPORATION
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2002-1 Owner Trust
                           1/1/2005 through 1/31/2005

                                                                          PAGE 2

III. MONTHLY INPUTS FROM THE MAINFRAME
--------------------------------------
     (A) Precomputed Contracts Principal
         (i)   Scheduled Principal Collections                                                                     $35,938.93
         (ii)  Prepayments in Full                                                                                  $1,980.29
         (iii) Prepayments in Full due to Repurchases                                                                   $0.00
     (B) Precomputed Contracts Collections                                                                         $38,858.70
     (C) Precomputed Receivables Interest (B-A((i)+(ii)+(iii)))                                                       $939.48
     (D) Simple Interest Receivables Principal
         (i)   Principal Collections                                                                           $16,285,509.36
         (ii)  Prepayments in Full                                                                              $5,813,722.91
         (iii) Repurchased Receivables Related to Principal                                                             $0.00
     (E) Simple Interest Receivables Interest
         (i)   Simple Interest Collections                                                                      $1,476,691.14
     (F) Payment Advance for Precomputes
         (i)   Reimbursement of Previous Advances                                                                     $976.47
         (ii)  Current Advance Amount                                                                               $1,693.42
     (G) Interest Advance for simple Interest - Net                                                               ($50,002.64)
     (H) Payahead Account
         (i)   Payments Applied                                                                                     $1,535.71
         (ii)  Additional Payaheads                                                                                 $1,535.71
     (I) Portfolio Summary as of End of Month
         (i)   Weighted Average Coupon (WAC)                                                                             6.85%
         (ii)  Weighted Average Remaining Maturity (WAM)                                                                16.21 months
         (iii) Remaining Number of Receivables                                                                         47,481
     (J) Delinquent Receivables                                           # Unit                           Dollar Amount
                                                                          ------                           -------------
         (i)   31-60 Days Delinquent                               1,745          3.68%            $9,512,701.09         4.23%
         (ii)  61-90 Days Delinquent                                 586          1.23%            $3,324,073.32         1.48%
         (ii)  91 Days or More Delinquent                            136          0.29%              $799,574.08         0.36%
     (K) Vehicles Repossessed During Collection Period                26          0.05%              $183,809.52         0.08%
     (L) Total Repossessed Vehicles in Inventory                      43          0.09%              $296,155.27         0.13%

IV. INPUTS DERIVED FROM OTHER SOURCES
-------------------------------------
     (A) Collection Account Investment Income                                                                           $0.00
     (B) Reserve Account Investment Income                                                                         $15,906.00
     (C) Yield Supplement Account Investment Income                                                                     $0.00
     (D) Trust Fees Expense                                                                                             $0.00
     (E) Aggregate Net Losses for Collection Period                                                                 74,450.52
     (F) Liquidated Receivables Information
         (i)   Gross Principal Balance on Liquidated Receivables                                                  $405,660.01
         (ii)  Liquidation Proceeds                                                                               $120,665.69
         (ii)  Recoveries from Prior Month Charge Offs                                                            $210,543.80
     (G) Days in Accrual Period                                                                                            28
     (H) Deal age                                                                                                          37

                                                         MONTHLY COLLECTIONS
                                                         -------------------
V. INTEREST COLLECTIONS
-----------------------
     (A) Total Interest Collections (III(C)+E(i)-F(i)+F(ii)+G)                                                  $1,428,344.93

VI. PRINCIPAL COLLECTIONS
-------------------------
     (A) Principal Payments Received  (III(A((i)+(ii))+(D(i)+(ii)))                                            $22,137,151.49
     (B) Liquidation Proceeds  (IV(F(i)))                                                                          120,665.69
     (C) Repurchased Loan Proceeds Related to Principal  (III(A(iii)+D(iii)))                                            0.00
     (D) Recoveries from Prior Month Charge Offs (IV(F(ii)))                                                       210,543.80
                                                                                                            ------------------
     (E) Total Principal Collections (A+B+C+D)                                                                 $22,468,360.98

VII. TOTAL INTEREST AND PRINCIPAL COLLECTIONS (V(A)+VI(E))                                                     $23,896,705.91
----------------------------------------------------------

VIII. YIELD SUPPLEMENT DEPOSIT                                                                                          $3.56
------------------------------

IX. TOTAL AVAILABLE AMOUNT (VII+VIII)                                                                          $23,896,709.47
-------------------------------------

                                                        MONTHLY DISTRIBUTIONS
                                                        ---------------------
X. FEE DISTRIBUTIONS
--------------------
     (A) Servicing Fee
         (i)   Servicing Fee Due (I(H)/12)(II(B))+(II(H)(i))                                                      $206,057.89
         (ii)  Servicing Fee Paid                                                                                  206,057.89
                                                                                                            ------------------
         (iii) Servicing Fee Shortfall                                                                                  $0.00
     (B) Reserve Account Investment Income (IV(B))                                                                 $15,906.00
     (C) Yield Supplement Account Investment Income  (IV(C))                                                            $0.00
     (D) Trust Fees Expense (IV(D))                                                                                     $0.00

XI. DISTRIBUTIONS TO NOTEHOLDERS
--------------------------------
     (A) Interest
         (i)   Class A-1 Notes
               (a) Class A-1 Notes Interest Due                                                                         $0.00
               (b) Class A-1 Notes Interest Paid                                                                         0.00
                                                                                                            ------------------
               (c) Class A-1 Notes Interest Shortfall                                                                   $0.00
         (ii)  Class A-2 Notes
               (a) Class A-2 Notes Interest Due                                                                         $0.00
               (b) Class A-2 Notes Interest Paid                                                                         0.00
                                                                                                            ------------------
               (c) Class A-2 Notes Interest Shortfall                                                                   $0.00
         (iii) Class A-3 Notes
               (a) Class A-3 Notes Interest Due                                                                         $0.00
               (b) Class A-3 Notes Interest Paid                                                                         0.00
                                                                                                            ------------------
               (c) Class A-3 Notes Interest Shortfall                                                                   $0.00

                             SERVICER'S CERTIFICATE
                       AMERICAN HONDA FINANCE CORPORATION
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2002-1 Owner Trust
                           1/1/2005 through 1/31/2005

                                                                          PAGE 3

         (iv)  Class A-4 Notes
               (a) Class A-4 Notes Interest Due                                                                   $834,629.55
               (b) Class A-4 Notes Interest Paid                                                                   834,629.55
                                                                                                            ------------------
               (c) Class A-4 Notes Interest Shortfall                                                                   $0.00

         (v) Total Note Interest
               (a) Total Note Interest Due                                                                        $834,629.55
               (b) Total Note Interest Paid                                                                        834,629.55
                                                                                                            ------------------
               (c) Total Note Interest Shortfall                                                                        $0.00
               (d) Reserve Account Withdrawal for Note Interest                                                         $0.00
Amount available for distributions after Fees & Interest (IX-(X(A)(ii)-(D))-XI(A)(v)(b))                       $22,856,022.03
     (B) Principal
         (i)   Noteholders' Principal Distribution Amounts                                                     $21,771,847.35
         (ii)  Class A-1 Notes Principal
               (a) Class A-1 Notes Principal Due                                                                        $0.00
               (b) Class A-1 Notes Principal Paid                                                                        0.00
                                                                                                            ------------------
               (c) Class A-1 Notes Principal Shortfall                                                                  $0.00
               (d) Reserve Account Withdrawal                                                                           $0.00
         (iii) Class A-2 Notes Principal
               (a) Class A-2 Notes Principal Due                                                                        $0.00
               (b) Class A-2 Notes Principal Paid                                                                        0.00
                                                                                                            ------------------
               (c) Class A-2 Notes Principal Shortfall                                                                  $0.00
               (d) Reserve Account Withdrawal                                                                           $0.00
         (iv)  Class A-3 Notes Principal
               (a) Class A-3 Notes Principal Due                                                                        $0.00
               (b) Class A-3 Notes Principal Paid                                                                        0.00
                                                                                                            ------------------
               (c) Class A-3 Notes Principal Shortfall                                                                  $0.00
               (d) Reserve Account Withdrawal                                                                           $0.00
         (v)   Class A-4 Notes Principal
               (a) Class A-4 Notes Principal Due                                                               $21,771,847.35
               (b) Class A-4 Notes Principal Paid                                                               21,771,847.35
                                                                                                            ------------------
               (c) Class A-4 Notes Principal Shortfall                                                                  $0.00
               (d) Reserve Account Withdrawal                                                                           $0.00
         (vi)  Total Notes Principal
               (a) Total Notes Principal Due                                                                    21,771,847.35
               (b) Total Notes Principal Paid                                                                   21,771,847.35
                                                                                                            ------------------
               (c) Total Notes Principal Shortfall                                                                      $0.00
               (d) Reserve Account Withdrawal                                                                           $0.00

XII. RESERVE FUND DEPOSIT
-------------------------
     Amount available for deposit into reserve account                                                          $1,084,174.68
     Amount deposited into reserve account                                                                               0.00
     Excess Amount Released from Reserve Account                                                                         0.00
                                                                                                            ------------------
     Excess funds available to Certificateholders                                                                1,084,174.68
                                                                                                            ------------------
XIII. DISTRIBUTIONS TO CERTIFICATEHOLDERS
-----------------------------------------
     (A) Interest
         (i)   Certificate Monthly Interest Due                                                                    $34,934.75
         (ii)  Certificate Interest Shortfall Beginning Balance                                                         $0.00
                                                                                                            ------------------
         (iii) Total Certificate Interest Due                                                                      $34,934.75
         (iv)  Certificate Interest Paid                                                                            34,934.75
                                                                                                            ------------------
         (v)   Certificate Interest Shortfall Ending Balance                                                            $0.00
     (B) Principal
         (i)   Certificate Monthly Principal Due                                                                  $770,964.15
         (ii)  Certificate Principal Shortfall Beginning Balance                                                        $0.00
                                                                                                            ------------------
         (iii) Total Certificate Principal Due                                                                    $770,964.15
         (iv)  Certificate Principal Paid                                                                          770,964.15
                                                                                                            ------------------
         (v)   Certificate Principal Shortfall Ending Balance                                                           $0.00
     (C) Release to Seller                                                                                        $278,275.78

                                                        DISTRIBUTIONS SUMMARY
                                                        ---------------------

     (A) Total Collections                                                                                     $23,896,709.47
     (B) Service Fee                                                                                              $206,057.89
     (C) Trustee Fees                                                                                                    0.00
     (D) Class A1 Amount                                                                                                $0.00
     (E) Class A2 Amount                                                                                                $0.00
     (F) Class A3 Amount                                                                                                $0.00
     (G) Class A4 Amount                                                                                       $22,606,476.90
     (H) Amount Deposited into Reserve Account                                                                          $0.00
     (I) Certificateholders                                                                                       $805,898.90
     (J) Release to seller                                                                                        $278,275.78
     (K) Total amount distributed                                                                              $23,896,709.47
     (L) Amount of Draw from Reserve Account                                                                             0.00
     (M) Excess Amount Released from Reserve Account                                                                     0.00

                                                   PORTFOLIO AND SECURITY SUMMARY
                                                   ------------------------------
                                                                                Beginning                        End
XIV. POOL BALANCES AND PORTFOLIO INFORMATION                                    of Period                     of Period
--------------------------------------------                                    ---------                     ---------
     (A) Balances and Principal Factors
         (i)    Aggregate Balance of Notes                                    $237,335,416.14              $215,563,568.79
         (ii)   Note Pool Factor                                                    0.1169050                    0.1061808
         (iii)  Class A-1 Notes Balance                                                  0.00                         0.00
         (iv)   Class A-1 Notes Pool Factor                                         0.0000000                    0.0000000
         (v)    Class A-2 Notes Balance                                                  0.00                         0.00
         (vi)   Class A-2 Notes Pool Factor                                         0.0000000                    0.0000000
         (vii)  Class A-3 Notes Balance                                                  0.00                         0.00
         (viii) Class A-3 Notes Pool Factor                                         0.0000000                    0.0000000
         (ix)   Class A-4 Notes Balance                                        237,335,416.14               215,563,568.79
         (x)    Class A-4 Notes Pool Factor                                         0.7828821                    0.7110648

                              SERVICER'S CERTIFICATE
                       AMERICAN HONDA FINANCE CORPORATION
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2002-1 Owner Trust
                           1/1/2005 through 1/31/2005

                                                                          PAGE 4

         (xi)   Certificates Balance                                             9,934,053.13                 9,163,088.98
         (xii)  Certificates Pool Factor                                            0.1908342                    0.1760239
         (xiii) Total Principal Balance of Notes and Certificates              247,269,469.27               224,726,657.77
     (B) Portfolio Information
         (i)   Weighted Average Coupon (WAC)                                            6.85%                        6.85%
         (ii)  Weighted Average Remaining Maturity (WAM)                                17.02 months                 16.21 months
         (iii) Remaining Number of Receivables                                         49,469                       47,481
         (iv)  Portfolio Receivable Balance                                   $247,269,469.27              $224,726,657.77
     (C) Outstanding Advance Amount                                               $417,573.41                  $368,287.72
     (D) Outstanding Payahead Balance                                                   $0.00                        $0.00

                                                         SUMMARY OF ACCOUNTS
                                                         -------------------
XV. RECONCILIATION OF RESERVE ACCOUNT
-------------------------------------
     (A) Beginning Reserve Account Balance                                                                     $10,411,059.64
     (B) Draws                                                                                                           0.00
         (i)   Draw for Servicing Fee                                                                                    0.00
         (ii)  Draw for Interest                                                                                         0.00
         (iii) Draw for Realized Losses                                                                                  0.00
     (C) Excess Interest Deposited into the Reserve Account                                                              0.00
     (D) Reserve Account Balance Prior to Release                                                               10,411,059.64
     (E) Reserve Account Required Amount                                                                        10,411,059.64
     (F) Final Reserve Account Required Amount                                                                  10,411,059.64
     (G) Excess Reserve Account Amount                                                                                   0.00
     (H) Ending Reserve Account Balance                                                                         10,411,059.64

XVI. RECONCILIATION OF YIELD SUPPLEMENT ACCOUNT
-----------------------------------------------
     (A) Beginning Yield Supplement Account Balance                                                                     17.66
     (B) Investment Earnings                                                                                             0.00
     (C) Investment Earnings Withdraw                                                                                    0.00
     (D) Additional Yield Supplement Amounts                                                                             0.00
     (E) Yield Supplement Deposit Amount                                                                                 3.56
     (F) Ending Yield Supplement Account Balance                                                                        14.10

XVII. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
-----------------------------------------------
     (A) Liquidated Contracts
         (i)   Liquidation Proceeds                                                                               $120,665.69
         (ii)  Recoveries on Previously Liquidated Contracts                                                       210,543.80
     (B) Aggregate Net Losses for Collection Period                                                                 74,450.52
     (C) Net Loss Rate for Collection Period (annualized)                                                                0.38%
     (D) Cumulative Net Losses for all Periods                                                                  12,735,805.06
     (E) Delinquent Receivables                                                # Units                  Dollar Amount
                                                                       ----------------------     -------------------------
         (i)  30-59 Days Delinquent                                    1,745            3.68%     $9,512,701.09       4.23%
         (ii) 60-89 Days Delinquent                                      586            1.23%     $3,324,073.32       1.48%
         (ii) 90 Days or More Delinquent                                 136            0.29%       $799,574.08       0.36%

XVIII. REPOSSESSION ACTIVITY                                                   # Units                  Dollar Amount
----------------------------                                           ----------------------     -------------------------
     (A) Vehicles Repossessed During Collection Period                    26            0.05%       $183,809.52       0.08%
     (B) Total Repossessed Vehicles in Inventory                          43            0.09%       $296,155.27       0.13%

XIX. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
     (A) Ratio of Net Losses to the Pool Balance as of Each Collection Period
         (i)   Second Preceding Collection Period                                                                        0.37%
         (ii)  Preceding Collection Period                                                                              -0.02%
         (iii) Current Collection Period                                                                                 0.38%
         (iv)  Three Month Average (Avg(i,ii,iii))                                                                       0.24%
     (B) Ratio of Balance of Contracts Delinquent 61 Days or More to the Outstanding Balance of Receivables.
         (i)   Second Preceding Collection Period                                                                        1.53%
         (ii)  Preceding Collection Period                                                                               1.54%
         (iii) Current Collection Period                                                                                 1.61%
         (iv)  Three Month Average (Avg(i,ii,iii))                                                                       1.56%
     (C) Loss and Delinquency Trigger Indicator                                                          Trigger was not hit.

     I hereby certify that the servicing report provided is true and accurate to the best of my knowledge.

             /s/ John Weisickle
             ------------------
             Mr. John Weisickle
             Vice President